SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CENTILLIUM COMMUNICATIONS, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Centillium Communications, Inc. 215 Fourier Avenue Fremont, California 94539 (510) 771-3700 Faraj Aalaei Chief Executive Officer

May 3, 2004

To Our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Centillium Communications, Inc. to be held on Friday, June 11, 2004, at 2:00 p.m. Pacific Time at our corporate headquarters in Fremont, California.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the enclosed Notice of Annual Meeting and Proxy Statement.

Also enclosed in this mailing, in addition to this document, are our 2003 Annual Report, which contains information about Centillium’s business, including our 2003 financial statements; a proxy card for you to record your vote; and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your representation at the annual meeting, if you do not attend in person. Please review the instructions on the proxy card regarding specific instructions on how to vote by proxy.

Thank you for your ongoing support of, and continued interest in, Centillium.

Sincerely,

Faraj Aalaei Chief Executive Officer

CENTILLIUM COMMUNICATIONS, INC. 215 Fourier Avenue Fremont, California 94539 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held June 11, 2004

TO OUR STOCKHOLDERS:

The Annual Meeting of Stockholders of Centillium Communications, Inc. will be held at our corporate headquarters, 215 Fourier Avenue, Fremont, California 94539, on Friday, June 11, 2004, at 2:00 p.m. Pacific Time, for the following purposes:

1. To elect two Class I directors, each for a term of three years;

2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004;

3. To approve the amendment of the Centillium Communications, Inc. 1997 Stock Plan; and

4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 16, 2004 are entitled to vote at the meeting or any adjournment thereof.

All stockholders are invited to attend the meeting in person. Whether or not you plan to attend the meeting, to assure your representation at the meeting, please promptly sign and return the accompanying proxy card in the enclosed return envelope. Any stockholder of record attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

Arthur F. Schneiderman

Secretary

Fremont, California

May 3, 2004

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	Our Board of Directors is providing these proxy materials to you in connection with our annual meeting of stockholders, which will take place on June 11, 2004. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2003 Annual Report, a proxy card to record your vote and a return envelope are also enclosed.

Q:	What proposals will be voted on at the annual meeting?

A: There are three proposals scheduled to be voted on at the annual meeting:

•	the election of two directors, each to serve terms of three years;

•	the ratification of the appointment of Ernst & Young LLP as our independent auditors; and

•	the approval of the amendment of the Company’s 1997 Stock Plan.

Q:	What is the Board’s voting recommendation?

A:	Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors and “FOR” the approval of the amendment of the Company’s 1997 Stock Plan.

Q:	Which of my shares can be voted?

A:	You can vote all shares you owned as of the close of business on April 16, 2004. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Mellon Investor Services, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Centillium or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

Q:	Can I change my vote?

A:	You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q:	What is the voting requirement to approve each of the proposals?

A:	The two director nominees receiving the highest number of affirmative votes of the shares present or represented at the annual meeting and entitled to vote shall be elected as Class I directors. The ratification of Ernst & Young LLP as our independent auditors and the approval of the amendment to the Company’s 1997 Stock Plan each requires the affirmative “FOR” vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in “What is the quorum requirement for the annual meeting?” In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We will announce the preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2004, which will be filed by August 9.

Q:	What happens if additional proposals are presented at the annual meeting?

A:	Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the person named as proxy holder, Darrel Slack, our Vice President and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of the nominees is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:	What is the quorum requirement for the annual meeting?

A:	The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of April 16, 2004. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Who will count the vote?

A:	A representative of Mellon Investor Services will tabulate the votes and act as the Inspector of Elections.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Centillium or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Centillium will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:	You may submit proposals for consideration at future annual stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, the written proposal must be received by us no later than January 7, 2005, and should contain such information as required under our bylaws. Such proposals will need to comply with the U.S. Securities and Exchange Commission’s regulations regarding the inclusion of stockholder proposals in Centillium-sponsored proxy materials.

You may contact our corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CENTILLIUM COMMUNICATIONS, INC. PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our Board of Directors is soliciting proxies to be used at our annual meeting of stockholders to be held at our corporate headquarters, 215 Fourier Avenue, Fremont, California 94539, on Friday, June 11, 2004, at 2:00 p.m. Pacific Time, or at any adjournment or postponement of the annual meeting. The Company’s telephone number at that location is 510-771-3700.

This proxy statement, the accompanying proxy card and our 2003 Annual Report were mailed on or about May 3, 2004, to all stockholders entitled to vote at the meeting.

Who Can Vote

Record holders of our common stock at the close of business on April 16, 2004, may vote at the meeting. On April 16, 2004, 37,920,383 shares of our common stock were outstanding. Each stockholder has one vote for each share of common stock. Our common stock does not have cumulative voting rights.

How to Vote

Stockholders may vote by mail by signing, dating and mailing the enclosed proxy card. Stockholders who hold their shares through a bank or broker should vote their shares in the manner prescribed by their brokers. If you do not specify how to vote your shares on your proxy card, we will vote them in accordance with the recommendations of our Board of Directors for the proposals described in this proxy statement and on any other business that may come before the meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised by:

•	sending a written notice of revocation to the Secretary of Centillium;

•	submitting a properly signed proxy with a later date; or

•	voting in person at the meeting.

Required Votes

A majority of the shares of common stock issued and outstanding on April 16, 2004, present in person at the meeting or represented at the meeting by proxy, will constitute a quorum. Shares that are voted “FOR”, “AGAINST”, “ABSTAIN” or “WITHHELD” from a proposal are treated as being present at the meeting for purposes of establishing a quorum.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists and have the effect of a vote “against” any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don’t have discretionary voting authority and haven’t received instructions as to how to vote on those proposals (so-called “broker non-votes”) are not considered “shares present” and will not affect the outcome of the vote.

Stockholder Communications with Directors

The Board has implemented a process by which stockholders may send written communications directly to the attention of the Board or any individual Board member. The Chairman of the Nominating Committee, with the assistance of Centillium’s internal legal department, will be primarily responsible for monitoring communications from shareholders and providing copies of such communications to the other directors as he or she considers appropriate. Stockholders who wish to communicate with the Board can write to: Board of Directors, Centillium Communications, Inc., M/S BD COMM, 215 Fourier Avenue, Fremont, CA 94539, Attention: Legal. The name of any specific intended Board recipient should be noted in the communication. Members of the Company’s Board of Directors are strongly encouraged but not required to attend the Annual Meeting of Stockholders. One director attended the Company’s 2003 Annual Meeting of Stockholders.

Electronic Access to Proxy Materials and Annual Report

Shareholders may view this proxy statement and our 2003 Annual Report to Shareholders over the Internet by accessing our Internet World Wide Web site at www.centillium.com. Information on our Web site does not constitute part of this proxy statement. Shareholders can receive future proxy statements and annual reports over the Internet or by requesting paper copies by mail.

PROPOSAL ONE:    ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Directors are elected to serve staggered three-year terms, such that the term of one class of directors expires each year. There are currently two directors in each of Class I and Class II and three directors in Class III. Two Class I directors will be elected at this Annual Meeting for a three-year term ending in 2007. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for one of the nominees, we will vote your shares for that other person.

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s two nominees named below, both of whom are presently directors of the Company. The two nominees named below were approved by the Board of Directors. In the event that any nominees of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director.

Name of Nominee	Age	Principal Occupation	Director Since
Irwin Federman(1)	68	General Partner, U.S. Venture Partners	May 1998
Robert C. Hawk(1)(2)	64	President, Hawk Communications	November 1997

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee until November 2003

Set forth below are each nominee’s principal occupation during the past five (5) years. There are no family relationships among any directors or executive officers of Centillium.

Irwin Federman has served on our Board of Directors since May 1998. Mr. Federman has been a general partner of U.S. Venture Partners, a venture capital firm, since April 1990. Mr. Federman serves on the boards of directors of Check Point Software Technologies, Inc., a network security software company; Nuance Communications, Inc., a speech recognition software company; SanDisk Corporation, a solid-state storage system company; and various privately-held companies. Mr. Federman holds a B.S. degree in Economics from Brooklyn College.

Robert C. Hawk has served on our Board of Directors since November 1997. Mr. Hawk is President of Hawk Communications, Inc., a telecommunications company, and retired President and Chief Executive Officer of U.S. West Multimedia Communications, Inc., where he headed the cable, data and telephone communications business from 1985 to 1996. Previously, he was President of the Carrier Division of U.S. West. Mr. Hawk also served as Vice President of Marketing and Strategic Planning for CXC Corporation, and as a director of Advanced Systems Development for AT&T/American Bell, a telecommunications company. Mr. Hawk currently serves on the boards of Covad Communications Company and several private companies. Mr. Hawk holds a B.A. in Business Administration from the University of Iowa and an M.B.A. from the University of San Francisco.

Required Vote; Recommendation of the Board

The two nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE REELECTION OF IRWIN FEDERMAN AND ROBERT HAWK AS CLASS I DIRECTORS.

Directors Not Standing for Election

The members of our Board of Directors whose terms do not expire at this year’s annual meeting and who therefore are not standing for election at this year’s annual meeting are set forth below.

Name	Age	Class and Year in Which Term Expires	Principal Occupation
Kamran Elahian	49	Class II, 2005	General Partner, Global Catalyst Partners
Lip-Bu Tan	44	Class II, 2005	Chairman, Walden International
Faraj Aalaei	43	Class III, 2006	Chief Executive Officer, Centillium
Jere Drummond	64	Class III, 2006	Vice Chairman (retired), BellSouth Corp.
Syrus Madavi	54	Class III, 2006	Director, Centillium Communications, Inc.

Kamran Elahian is one of our co-founders and has served as Chairman of the Board since we started operations in April 1997. Mr. Elahian has co-founded eleven Silicon Valley companies since 1981, including CAE Systems, a computer-aided engineering software company; Cirrus Logic, a semiconductor company; Momenta Corporation, a pen-based computer company; NeoMagic, a multimedia accelerator IC company; Planetweb, an Internet appliance software company; Actelis Networks, a broadband communications system company; Global Catalyst Partners, a venture capital fund for investments in communications product companies; Informative, an Internet software company; Entopia, a knowledge management software company; and Greenfield Networks, a telecommunications IC company; he also founded Schools Online, a non-profit organization bringing the power of the Internet to the disadvantaged schools around the world. In addition, Mr. Elahian currently serves as the Chairman of Global Catalyst Partners, Planetweb, Actelis Networks, Entopia, Probix, Greenfield Networks. Mr. Elahian holds a B.S. in Computer Science, a B.S. in Mathematics and an M.E. in Computer Graphics from the University of Utah.

Lip-Bu Tan has served on the Board of Centillium Communications since April 1997. Mr. Tan is the Founder and Chairman of Walden International, a venture capital firm. Mr. Tan is currently a director of Actelis Networks, Ambarella, Cadence Design Systems, Calypto Design Systems, CommVerge Solutions, Creative Technology, Doublewide Software, Flextronics International, Greenfield Networks, Inphi Corporation, ISSI, Leadis Technology, Mindtree Consulting, Multiplex, Silterra, Semiconductor Manufacturing International Corporation, SINA, Steridian, Terawave Communications, United Platform Technologies, Vivato and Xponent Photonics. Mr. Tan holds an M.S. in Nuclear Engineering from the Massachusetts Institute of Technology, an M.B.A. from the University of San Francisco, and a B.S. in Physics from Nanyang University, Singapore.

Faraj Aalaei is our Chief Executive Officer and one of our co-founders. Mr. Aalaei served as our Vice President, Marketing and Business Development from our inception in February 1997 until January 2000, when he was named Chief Executive Officer. Prior to co-founding our Company, Mr. Aalaei was Director of Access Products at Fujitsu Network Communications, Inc., a designer and manufacturer of fiber-optic transmission and broadband switching platforms, from October 1993 to February 1997. Mr. Aalaei received a B.S. in Electrical Engineering from Wentworth Institute of Technology, an M.S. in Electrical Engineering from the University of Massachusetts and an M.B.A. from the University of New Hampshire.

Jere Drummond has served on our Board of Directors since May 2000. Mr. Drummond has been a senior executive at BellSouth Corp. since 1982, retiring as BellSouth’s Vice Chairman on December 31, 2001. Mr. Drummond is a corporate director of AirTran Holdings, Inc. and Borg-Warner Automotive, Inc. He also serves on the boards of several non-profit organizations, including the Atlanta Symphony Orchestra, the Robert W. Woodruff Arts Center in Atlanta, and The Science and Technology Museum of Atlanta. He is also a trustee of the Georgia Tech Foundation, the Georgia State University Foundation, Atlanta Landmarks, and Darlington School. A native of Rome, Georgia, Mr. Drummond graduated from Georgia Institute of Technology and holds Master’s Degrees from Georgia State University and Massachusetts Institute of Technology (MIT), where he was a Sloan Fellow.

Syrus Madavi has served on our Board of Directors since March 2004. Mr. Madavi most recently served as the President and Chief Operating Officer of JDS Uniphase from July 2002 until October 2003. Prior to joining JDS Uniphase, Mr. Madavi was a Senior Vice President at Texas Instruments, where he managed a business sector which developed high performance products for markets, including optical, broadband and wireless communications. Mr. Madavi also served as Chairman, Chief Executive Officer and President of Burr-Brown Corporation, a developer of analog and mixed signal integrated circuits for high-speed communications, portable computing, digital consumer and industrial markets. Mr. Madavi has a Bachelor of Science degree in Electrical Engineering and a Masters of Science degree in Computer Science, both from Stevens Institute of Technology, and an M.B.A. in Finance from the University of California Los Angeles.

Board Meetings and Committees

Our Board of Directors held 9 meetings during 2003. Each director attended at least 83% of the total number of meetings of the Board of Directors and committees thereof, if any, upon which such director served either in person or telephonically during fiscal 2003. The Board of Directors has determined that the following directors are independent directors, as defined under rules of the Nasdaq Stock Market (“Nasdaq”): Jere Drummond, Kamran Elahian, Irwin Federman, Robert Hawk, Syrus Madavi and Lip-Bu Tan.

The Board of Directors currently has three standing committees: the Audit Committee, Nominating Committee and the Compensation Committee. From time to time, the Board of Directors may also create various ad hoc committees for special purposes.

Audit Committee

The Audit Committee is currently comprised of Mr. Federman, Mr. Hawk and Mr. Tan. The Audit Committee met 7 times during 2003 and each committee member attended at least 71% of the meetings. The Board of Directors has adopted a written charter for the Audit Committee. A complete description of the committee’s responsibilities is set forth in the audit committee’s written charter. A copy of this written charter is attached hereto as APPENDIX A. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board of Directors have established, the independence of our auditors, the performance of our independent auditor and internal audit staff, and the Company’s audit and financial reporting process, and to maintain free and open lines of communication among the Audit Committee, the Company’s independent auditors and management. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. However, the Audit Committee does consult with management and the Company’s independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, the Company’s independent auditors. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee also has the authority to retain special legal, accounting or other consultants to advise it.

One of the requirements contained in the audit committee charter is that all committee members meet the independence and financial literacy requirements of the Nasdaq rules and the independence requirements of the Securities and Exchange Commission (the “SEC”). The Board of Directors has determined that all members of the Audit Committee meet the independence and financial literacy requirements pertaining to the members of a company’s audit committee under the current Nasdaq rules and the independence requirements of the SEC. Our board of directors has also determined that Mr. Federman, the chairman of the audit committee, is an “audit committee financial expert” as that term is used in the rules of the SEC.

Compensation Committee

The Compensation Committee makes recommendations to the Board of Directors concerning the salaries and other compensation paid to the executive officers, the granting of employee stock options and other compensation-related issues. Under the terms of the charter of the Compensation Committee, all members of the Compensation Committee must be independent directors, as defined under the Nasdaq rules. The Board appointed Mr. Elahian and Mr. Drummond to serve as members of the Compensation Committee in November 2003 to replace the previous members of the Compensation Committee, Mr. Hawk and Mr. Tan. In March 2004, the Board appointed Mr. Madavi as an additional member of the Compensation Committee. Executive compensation matters were addressed at the meetings of the Board of Directors. In addition, the Compensation Committee met once during 2003, and both committee members attended the meeting.

Nominating Committee

The Nominating Committee was established in February 2004, at which time the Board of Directors adopted a charter for the Nominating Committee, a current copy of which is attached hereto as Appendix B. Pursuant to the charter of the Nominating Committee, all members of the Nominating Committee must be qualified to serve under the requirements of Nasdaq and any other applicable law, rule regulation and other additional requirements that the Board deems appropriate. In February 2004, the Board appointed Mr. Elahian and Mr. Drummond as members of the Nominating Committee, both of whom are independent directors, as defined under the Nasdaq rules.

It is the policy of the Nominating Committee to consider both recommendations and nominations for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of Directors must be directed in writing to the Secretary of the Company at the address of the Company’s principal executive offices and must include: the candidate’s name, age, business address and residence address, the candidate’s principal occupation or employment, the number of shares of the Company which are beneficially owned by such candidate, a description of all arrangements or understandings between the stockholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, detailed biographical data and qualifications of the candidate and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A stockholder’s recommendation to the Secretary must also set forth: the name and address, as they appear on the Company’s books, of the stockholder making such recommendation, the class and number of shares of the Company which are beneficially owned by the stockholder and the date such shares were acquired by the stockholder, any material interest of the stockholder in such nomination, any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a shareholder proposal, and a statement from the recommending stockholder in support of the candidate, references for the candidate, and an indication of the candidate’s willingness to serve, if elected.

The Company establishes an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations, which are properly brought before an annual meeting of stockholders. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

Except as may be required by rules promulgated by Nasdaq or the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

In identifying and evaluating the individuals that it recommends that the Board of Directors select as director nominees, the Nominating Committee utilizes the following process:

•	The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the stockholders, as well as those candidates who have been identified by management, individual members of the Board of Directors or, if the Committee determines, a search firm.

•	The Committee evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders.

•	The Committee considers the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole.

•	After such review and consideration, the Committee recommends that the Board of Directors select the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

•	The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to the Board of Directors.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors established the Compensation Committee in April 1999. Prior to establishing the Compensation Committee, our Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of our Compensation Committee has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. Since the formation of the Compensation Committee, none of its members has been an officer or employee of Centillium.

Compensation of Directors

Directors who are also our employees (currently only Mr. Aalaei) receive no additional or special remuneration for serving as directors.

Non-employee directors are eligible to receive options to purchase shares of our common stock. Under the terms of our 1997 Plan, as amended and restated (“1997 Plan”), each Outside Director (as such term is defined in the 1997 Plan) shall receive an initial option to purchase 20,000 shares of the Company’s common stock upon becoming a member of the Company’s Board of Directors and an option to purchase 5,000 shares of the Company’s common stock after each annual meeting of stockholders if as of such date the Outside Director shall continue to serve on the Board of Directors and shall have served on the Board of Directors for at least the preceding six months. Beginning in March 2002, non-employee directors began receiving compensation of $1,500 for each Board or committee meeting attended in person and $500 for each Board or committee meeting attended via conference call.

From time to time, the Board of Directors may, in its discretion, make option grants to non-employee directors to provide adequate incentives to attract and retain qualified outside directors. In March 2003, the Outside Directors (Messrs. Drummond, Elahian, Federman, Hawk and Tan) each received a grant of options to purchase 15,000 shares of our common stock vesting over four years. In addition, the members of the Audit Committee (Messrs. Federman, Hawk and Tan) each received an additional grant of options to purchase 5,000 shares of our common stock vesting over four years. The exercise price of options granted to members of our Board of Directors has in each case been equal to the fair market value of our common stock on the date of grant.

During 2000, we entered into a change of control severance agreement with Mr. Elahian, Chairman of the Board of Directors. Under the terms of the agreement, if within 18 months following a change of control, as defined in the agreement, (1) Mr. Elahian terminates his position as Chairman of the Board of Directors with the Company for good reason, as defined in the agreement, (2) the Company terminates his position without cause, as defined in the agreement, or (3) he dies or terminates his position due to disability, as defined in the agreement, Mr. Elahian is entitled to the accelerated vesting of all of his then-outstanding options to purchase our common stock.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three directors, each of whom is independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Board of Directors has adopted a written Audit Committee Charter, a copy of which is attached as Appendix A.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as Centillium’s independent auditors. Management is responsible for financial reporting process and internal controls. The independent auditors are responsible for performing an independent audit of Centillium’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in Centillium’s Annual Report on Form 10-K for the year ended December 31, 2003 with management and the independent auditors.

The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from Centillium and our management, including the written disclosures submitted to the Audit Committee by the independent auditors as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Centillium’s Annual Report on Form 10-K for the year ended December 31, 2003.

Audit Committee of the Board of Directors

Irwin Federman

Robert C. Hawk

Lip-Bu Tan

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee, comprised of non-employee directors, sets, reviews and administers our executive compensation program. The role of the Compensation Committee is to recommend the compensation of our Chief Executive Officer and our other executive officers to the Board of Directors for approval.

Compensation Philosophy.    Our compensation philosophy is that cash incentive compensation of executive officers should be directly linked to our short-term performance and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing stockholder value over the long term. The use of stock options clearly links the interests of our officers and employees to the interests of our stockholders. In addition, the Compensation Committee believes that total compensation packages must be competitive with other companies in the industry to ensure that Centillium can continue to attract, retain and motivate key employees who are critical to our long-term success.

Components of Executive Compensation.    The principal components of executive compensation are currently base salary, cash bonus and stock options.

Base salaries are set based on competitive factors and the historic salary structure for various levels of responsibility within Centillium. The Compensation Committee periodically conducts surveys of companies in our industry in order to determine whether our executive base salaries are in a competitive range. Generally, salaries are set in the middle of the range.

In addition, we rely on variable compensation in order to emphasize the importance of performance. The cash bonus for executive officers was based on achievement of certain objectives, including objectives relating to the Company’s net operating performance. The principal equity component of executive compensation is our employee stock option program. Stock options are generally granted when an executive joins us and additional options may be granted from time-to-time thereafter. The options granted to executives generally vest over a four (4) year period, although exceptions may be made when deemed necessary or appropriate. We intend to grant additional options to executive officers from time-to-time based on performance and potential. Stock options provide a means of retention and motivation for our senior level executives and also align the executive’s interests with long-term stock price appreciation. In addition, executives are eligible to participate in a payroll deduction employee stock purchase plan pursuant to which stock may be purchased at 85% of the fair market value at the beginning or end of each offering period, whichever is less (up to a maximum of $25,000 worth of stock per calendar year or 10% of salary, whichever is less).

Other elements of executive compensation include the ability to participate in a company-wide life insurance program, supplemental life insurance, long-term disability insurance, company-wide medical benefits and the ability to defer compensation pursuant to a company-wide 401(k) plan.

In 2004, we revised our bonus program for employees, including our executive officers, as part of our incentive and retention policy. This bonus program is based on Company financial and individual goals. Employees are eligible to participate based on their level of responsibility and provided that they are employed prior to the beginning of each bonus period, are employed full-time during the bonus period, and are employed at the time the bonus is to be paid.

Chief Executive Officer Compensation.    Compensation for Faraj Aalaei, our Chief Executive Officer, is consistent with the philosophies and practices described above for executive officers in general. During 2003, Mr. Aalaei was paid a cash salary of $321,231 and was granted no options to purchase our common stock. In 2003, Mr. Aalaei earned a performance bonus of $359,779 based on the achievement of certain objectives, including objectives relating to Company net operating performance. Such amount was paid in January 2004. During 2003, Mr. Aalaei received no other material compensation or benefits not provided to all executive officers.

Ongoing Review.    The Compensation Committee will be evaluating our compensation policies on an ongoing basis to determine whether they are appropriate to attract, retain and motivate key personnel. The Compensation Committee may determine accordingly that it is appropriate to increase salaries, award additional stock options or grants of restricted stock or provide other short-term or long-term compensation to senior managers, including executive officers.

Impact of Section 162(m) of the Internal Revenue Code.    The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Section 162(m) generally disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. In general, it is the Company’s policy to qualify, to the maximum extent possible, its executives’ compensation for deductibility under applicable tax laws. In approving the amount and form of compensation for the Company’s executive officers, the Compensation Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

Compensation Committee of the Board of Directors

Kamran Elahian

Jere Drummond

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

In addition to Mr. Aalaei, our Chief Executive Officer, whose information appears above, set forth below are each of our other executive officers. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
William F. Mackenzie	37	Vice President, Operations
Armando Pereira	43	Vice President and General Manager, Optical Business Unit
Farshad Shakib	40	Vice President and General Manager, Access & Network Business Units
Darrel Slack	41	Vice President and Chief Financial Officer

William F. Mackenzie has served as Vice President, Operations since May 1998. Mr. Mackenzie was Corporate Director of Customer Quality and Reliability Systems at LSI Logic, a designer and manufacturer of semiconductors, from March 1996 to May 1998 and worked at LSI Canada as Director of Operations from August 1990 to March 1996. Mr. Mackenzie also served as Manager of Process Engineering, Motorola Semiconductors, Inc. in Scotland. Mr. Mackenzie holds a B.Sc. (Hon.) in Applied Physics from the University of Strathclyde in Scotland.

Armando Pereira joined Centillium as Vice President and General Manager, Optical Business Unit in August 2002. Mr. Pereira has over 22 years of experience in the high technology industry. Before joining Centillium, he was founder and member of the board, Senior Vice President of Marketing and Sales and later President & CEO of Alloptic, Inc., a privately-held manufacturer of optical access equipment, from 1999 to 2002. Prior to founding Alloptic, Mr. Pereira was founder and Vice President of Marketing for Realtime Access, Inc. from 1997 to 1999. From 1982 to 1997, Mr. Pereira held a sequence of positions with increased executive responsibility in Engineering and Marketing. Mr. Pereira holds a BSEE from San Jose State University, and an MSEE and an MBA from the University of Santa Clara.

Farshad Shakib joined Centillium as Vice President and General Manager, Access and Network Business Units in March 2003. Prior to joining Centillium, Mr. Shakib was President & Chief Executive Officer of Aoptix Technologies, an optical communications systems company, from May 2001 to December 2002. Prior to that, from 1985 to 2001, Mr. Shakib held various positions at Nortel Networks, a networking equipment company, including Vice President of Technology and CTO, Access Networks and the most recent of which was Vice President and General Manager, Broadband Access Business Unit. Mr. Shakib holds a B.Sc. (Hon.) in Computer Engineering from McMaster and Brock Universities in Canada.

Darrel Slack has served as Vice President and Chief Financial Officer since January 2002. He had previously served as Centillium’s Interim Chief Financial Officer since September 2001; he joined Centillium in May 2000 as Director of Business Development. Before joining Centillium, Mr. Slack worked as an investment banker with Credit Suisse First Boston serving clients in the communications semiconductor industry. Prior to CSFB, Mr. Slack worked as an investment banker with Salomon Smith Barney in the general technology practice. Prior to investment banking, he served ten years as a U.S. Air Force officer and pilot. Mr. Slack earned a Bachelor of Science degree in Computer Science from the U.S. Air Force Academy and an M.B.A. from Stanford University.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid to or accrued for our Chief Executive Officer and each of our four other most highly compensated executive officers (our “named executive officers”) for our 2003, 2002 and 2001 fiscal years.

Long-Term Compensation Awards Securities Underlying Options(2)
Name and Principal Position		Annual Compensation
	Year	Salary	Bonus(1)
Faraj Aalaei Chief Executive Officer	2003 2002 2001	$321,231 296,885 272,308	$359,779 3,959 18,750	0 1,150,000 250,000

Todd DeBonis(3) Vice President, Worldwide Sales	2003 2002 2001	262,598 195,577 0	0 2,124 0	115,000 300,000 0

William F. Mackenzie Vice President, Operations and Manufacturing	2003 2002 2001	175,409 175,007 171,715	41,092 2,349 61,044	92,000 220,000 10,000

Farshad Shakib(4) Vice President and General Manager	2003 2002 2001	163,558 0 0	83,390 0 0	305,000 0 0

Darrel Slack(5) Vice President and Chief Financial Officer	2003 2002 2001	182,212 177,000 128,654	54,820 2,393 9,375	100,000 250,000 40,000

(1)	The amounts disclosed in the Bonus column represents $359,779, $33,390, $41,092 and $54,820 for performance bonuses earned in 2003 and paid in January 2004 to each of Messrs. Aalaei, Shakib, Mackenzie and Slack, respectively, pursuant to the Company’s 2003 Performance Bonus Plan; $50,000 paid to Mr. Shakib in 2003 as an additional performance bonus pursuant to his employment agreement; $3,959, $2,124, $2,349, and $2,393 paid to each of Messrs. Aalaei, DeBonis, Mackenzie, and Slack, respectively, in 2002 pursuant to the Company’s Bonus Plan; and $18,750, $11,044 and $9,375 paid to each of Messrs. Aalaei, Mackenzie and Slack, respectively, in 2001 pursuant to the Company’s Bonus Plan; and $50,000 paid to Mr. Mackenzie in 2001 as an additional performance bonus.

(2)	Options granted in 2002 to Messrs. Aalaei, Mackenzie and Slack include options for 400,000, 170,000, and 110,000 shares, respectively, that were replacement options issued in connection with the 2001 Option Exchange program.

(3)	Mr. DeBonis joined Centillium as Vice President of Worldwide Sales on February 11, 2002. The amount disclosed in the Salary column includes $82,444 and $45,000 in sales commissions paid to Mr. DeBonis during 2003 and 2002, respectively.

(4)	Mr. Shakib joined Centillium as Vice President and General Manager, Access & Networking Business Units on March 25, 2003.

(5)	Mr. Slack joined Centillium as Director of Business Development on May 19, 2000. He was appointed Interim Chief Financial Officer on September 10, 2001 and was promoted to Chief Financial Officer effective January 1, 2002.

Option Grants in Last Fiscal Year

The following table sets forth information regarding stock options granted to the named executive officers during fiscal year 2003.

	Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year		Exercise Price ($/Sh)	Expiration Date
						5%($)	10%($)
Faraj Aalaei	0	0		$—	—	$—	$—

Todd DeBonis	35,000 80,000	1.2 2.7	% %	5.87 10.07	11/7/13 7/17/13	129,206 506,638	327,434 1,283,918

William F. Mackenzie	30,000 62,000	1.0 2.1	% %	5.87 10.07	11/7/13 7/17/13	110,748 392,644	280,658 995,037

Farshad Shakib	35,000 20,000 50,000 200,000	1.2 0.7 1.7 6.8	% % % %	5.87 10.07 4.70 4.05	11/7/13 7/17/13 4/10/13 3/31/13	129,206 126,659 147,790 509,405	327,434 320,980 374,529 1,290,931

Darrel Slack	30,000 70,000	1.0 2.4	% %	5.87 10.07	11/7/13 7/17/13	110,748 443,308	280,658 1,123,429

(1)	The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual grants, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee’s continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information regarding shares acquired by the named executive officers during 2003 on exercise of stock options and options held by the named executive officers as of December 31, 2003.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In- the-Money Options at Fiscal Year-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Faraj Aalaei	0	$0	1,069,793	580,207	$504,270	$570,730
Todd DeBonis	0	0	100,521	314,479	62,158	167,342
William F. Mackenzie	68,333	254,659	18,334	225,333	17,126	136,999
Farshad Shakib	0	0	0	305,000	0	360,000
Darrel Slack	120,000	468,232	20,835	209,165	29,111	232,901

(1)	Based upon the market price of $5.62 per share, which was the closing price of the Company’s common stock on the Nasdaq National Market on December 31, 2003, less the option exercise price payable per share.

Change of Control Agreements

During 2000, we entered into a change of control severance agreement with Faraj Aalaei, our Chief Executive Officer (“Original Agreement”). Under the terms of the Original Agreement, Mr. Aalaei is entitled to receive severance benefits if within 18 months following a change of control, as defined in the agreement, (1) the officer terminates his employment with the Company for good reason, as defined in the agreement, (2) the Company terminates his employment without cause, as defined in the agreement or (3) the officer dies or terminates employment due to disability. The severance benefits include a lump sum payment equal to 100% of the officer’s annual base salary in effect immediately prior to the change of control or officer’s termination, whichever is greater, and the accelerated vesting of all of the officer’s then outstanding options to purchase our common stock.

During 2002, we amended the Original Agreement for Mr. Aalaei. Under the terms of the amendment, this executive officer is entitled to receive severance benefits under the conditions set forth in the Original Agreement equal to 200% of an assumed annual base salary of $375,000, 200% of an annual target bonus equal to an assumed annual base salary of $375,000, and shall have a period of five years following a change in control to exercise vested options at the time of, or which vest as a result of, a change in control.

During 2002, we entered into change of control severance agreements with Todd DeBonis, our then-Vice President, Worldwide Sales and Marketing, and Darrel Slack, our Chief Financial Officer. Under the terms of the agreements, each of these executive officers is entitled to receive a lump sum severance payment equal to 100% of the officer’s annual base salary in effect immediately prior to the change of control or officer’s termination, whichever is greater, if within 18 months following a change of control, as defined in the agreements, (1) the officer terminates his employment with the Company for good reason, as defined in the agreements or (2) the Company terminates his employment without cause, as defined in the agreements. In addition, under the terms of the agreements, the vesting of each of these officers’ stock options will be accelerated by one year if within 18 months following a change of control, as defined in the agreements, (1) any of the events constituting good reason, as defined in the agreements, occurs or (2) the Company terminates his employment without cause, as defined in the agreements.

During 2003, we entered into change of control severance agreements with Farshad Shakib, our Vice President and General Manager of Access & Network Business Units. Under the terms of the agreement, this executive officer is entitled to receive a lump sum severance payment equal to (1) three months of base salary, if he has continuously been a full-time employee of the Company for less than one year; (2) six months base salary if he has continuously been a full-time employee of the Company for between one and two years inclusive; (3) one year base salary if employee has continuously been a full-time employee of the Company for more than two years, immediately prior to the change of control or officer’s termination, whichever is greater, if within 18 months following a change of control, as defined in the agreement, (1) the officer terminates his employment with the Company for good reason, as defined in the agreement or (2) the Company terminates his employment without cause, as defined in the agreement. In addition, under the terms of the agreement, the vesting of this officer’s initial grant of stock options to purchase 200,000 shares of common stock of the Company will be accelerated by one year if within 18 months following a change of control, as defined in the agreement, (1) any of the events constituting good reason, as defined in the agreement, occurs or (2) the Company terminates his employment without cause, as defined in the agreement.

During 2003, we entered into a change of control severance agreement with William Mackenzie, our Vice President of Operations. Under the terms of the agreement, this executive officer is entitled to receive a lump sum severance payment equal to 100% of the officer’s annual base salary in effect immediately prior to the change of control or officer’s termination, whichever is greater, if within 18 months following a change of control, as defined in the agreement, (1) the officer terminates his employment with the Company for good reason, as defined in the agreement or (2) the Company terminates his employment without cause, as defined in the agreement.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors, executive officers and certain other executives. Such indemnification agreements will require us to indemnify our directors, executive officers and certain other executives to the fullest extent permitted by Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock, as of April 16, 2004, by:

•	each person known to us to be the beneficial owner of 5% or more of our common stock;

•	each of our directors and each of our executive officers who is named in the “Executive Officers and Compensation” section above; and

•	our directors and executive officers as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 15, 2004, 60 days after April 16, 2004, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

	Amount and Nature of Beneficial Ownership of Common Shares as of 4/16/04
Name or Group of Beneficial Owners	Number	Percent
5% Stockholders
Barclays Global Investors NA(1)	2,407,173,	6.4%
45 Fremont Street
San Francisco, CA 94105

Directors and Executive Officers
Faraj Aalaei(2)	1,834,525	4.8%
Kamran Elahian(3)	1,244,368	3.3%
Robert Hawk(4)	132,333	*
Irwin Federman(5)	108,724	*
Todd DeBonis(6)	130,208	*
Lip-Bu Tan(7)	68,833	*
Armando Pereira(8)	68,750	*
Jere Drummond(9)	64,375	*
Farshad Shakib(10)	58,334	*
Darrel Slack(11)	50,626	*
Syrus Madavi(12)	50,000	*
William MacKenzie(13)	45,835	*
All directors and executive officers as a group (12 persons)	3,828,786	10.1%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Pursuant to Section 13(f) of the Securities and Exchange Act of 1934, information for Barclays Global Investors NA is derived from that company’s Form 13G for the year ended December 31, 2003, filed with the Securities and Exchange Commission on February 17, 2004.

(2)	Includes 1,202,085 shares underlying options that will have vested by June 15, 2004. Also includes 75,000 shares held in trust for Mr. Aalaei’s children. Mr. Aalaei disclaims beneficial ownership of the shares held by the trust.

(3)

Includes 165,000 shares owned by the Kamran & Zohreh Elahian Charitable Trust and 300,000 shares subject to a variable forward sale agreement expiring in November 2005. Mr. Elahian disclaims beneficial ownership of the shares held by the Trust and the shares subject to the variable forward sale agreement. Also includes 296,375 shares underlying options that will vest by June 17, 2003.

(4)	Includes 67,833 shares underlying options that will vest by June 15, 2004.

(5)	Includes 67,833 shares underlying options that will vest by June 15, 2004.

(6)	Includes 130,208 shares underlying options that will vest by June 15, 2004.

(7)	Includes 1,000 shares held by the Lip-Bu Tan & Ysa Loo Trust, and 67,833 shares underlying options that will vest by June 15, 2004.

(8)	Includes 68,750 shares underlying options that will vest by June 15, 2004.

(9)	Includes 64,375 shares underlying options that will vest by June 15, 2004.

(10)	Includes 58,334 shares underlying options that will vest by June 15, 2004.

(11)	Includes 50,626 shares underlying options that will vest by June 15, 2004.

(12)	Includes no shares underlying options that will vest by June 15, 2004.

(13)	Includes 45,835 shares underlying options that will vest by June 15, 2004.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plans

The following table provides information as of December 31, 2003 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans. The table does not include the additional shares that may be issuable pursuant to the annual share increase to the 1997 Stock Plan, as amended and restated (“1997 Stock Plan”) or the 2000 Employee Stock Purchase Plan (“Employee Stock Purchase Plan”). The following table provides information regarding the Company’s outstanding stock options in plans approved by stockholders compared to those stock options issued outside of stockholder approved plans as of December 31, 2003:

	Number of Shares to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance(3)
Equity compensation plans approved by stockholders(1)	8,844,825	(3)	$7.85	3,949,880	(4)
Equity compensation plans not approved by stockholders(2)	3,803,543		$7.03	505,485

Total	12,648,368		$7.60	4,455,365

(1)	Consists of the 1997 Stock Plan and the Employee Stock Purchase Plan.

(2)	Consists of the 2001 Nonstatutory Stock Option Plan.

(3)	Excludes purchase rights accruing under the Company’s Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, each eligible employee may purchase up to 5,000 shares of common stock at semi-annual intervals on the last business day of May and November each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the six-month offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.

(4)	Includes shares of common stock available for future issuance under the 1997 Stock Plan and Employee Stock Purchase Plan. As of December 31, 2003, 3,555,113 shares of common stock were available for issuance under the 1997 Stock Plan and 394,767 shares of common stock were available for issuance under the Employee Stock Purchase Plan. Both the 1997 Stock Plan and the Employee Stock Purchase Plan contain annual automatic share increase provisions. Accordingly, the number of shares of common stock reserved for issuance under the 1997 Stock Plan and the Employee Stock Purchase Plan will automatically increase on January 1 of each year by an amount equal to (a) in the case of the 1997 stock plan, the least of (i) 5,000,000 shares of common stock, (ii) 6% of the outstanding shares of our common stock at the beginning of such fiscal year, or (iii) an amount determined by the Board; and (b) in the case of the employee stock purchase plan, one percent (1.0%), respectively, of the total number of shares of common stock outstanding on such date. On January 1, 2003, the reserves for the 1997 Stock Plan and the Employee Stock Purchase Plan were increased by 2,269,865 shares and 378,310 shares, respectively.

Equity Compensation Plans Not Approved by Stockholders

2001 Nonstatutory Stock Option Plan

In February 2001, the Company adopted the 2001 Nonstatutory Stock Option Plan that authorized the grant of nonstatutory stock options (“options”) to purchase shares of the Company’s common stock. Such shares may be authorized but unissued or reacquired common stock. The plan is administered by the Board of Directors or any of its Committees and provides for options to be issued to employees and consultants of the Company only and not to officers and directors, except in connection with an officer’s initial service to the Company. Options generally vest over a period of four years from the date of grant and prices for such options shall be determined by the plan administrator, with the prices generally being not less than the fair value of the common stock at the date of grant. Upon termination of the options holder’s employment, any unvested stock issued shall revert back to the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Affiliated Relationships

During 2003, the Company purchased $486,000 of foundry services and products from Semiconductor Manufacturing International Corporation (SMIC). As of December 31, 2003, the Company had recorded a liability of $213,000 for accounts payable due to SMIC. The Company did not have any transactions with SMIC in 2002 or 2001. One of the Company’s directors is also a director of SMIC.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the total cumulative stockholder return on our common stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index for the period from May 24, 2000 (based on the offering price of our stock on our first day of trading on the Nasdaq National Market) through December 31, 2003. Total cumulative stockholder return assumes $100 invested at the beginning of the period in our common stock, the stocks represented in the Nasdaq Stock Market (U.S.) Index and the stocks represented in the Nasdaq Telecommunications Index, respectively, and assumes reinvestment of any dividends (we have paid no dividends on our common stock). Historical stock price performance should not be relied upon as indicative of future stock price performance.

COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN

AMONG CENTILLIUM COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,

AND THE NASDAQ TELECOMMUNICATIONS INDEX

PROPOSAL TWO:    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the 2004 fiscal year. During the 2003 fiscal year, Ernst & Young LLP served as our independent auditors and also provided certain tax and other consulting services. Although we are not required to seek stockholder approval of this appointment, our Board of Directors believes it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee of the Board of Directors will investigate the reasons for stockholder rejection, and the Board will reconsider the appointment.

Representatives of Ernst & Young LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Independent Auditor Fee Information

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent auditor. In addition to retaining Ernst & Young LLP to audit the Company’s consolidated financial statements for 2003, the Audit Committee retained Ernst & Young LLP to provide other auditing and advisory services in 2003. The Audit Committee understands the need for Ernst & Young LLP to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by Ernst & Young LLP and has concluded that the provision of such services was compatible with maintaining Ernst & Young LLP’s independence in the conduct of its auditing functions.

To help ensure the independence of the independent auditor, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent auditor. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees billed by Ernst & Young LLP for audit and non-audit services provided to the Company in 2003 and 2002 were as follows:

Service Category	2003	2002
Audit Fees(1)	$531,000	$412,000
Audit-Related Fees(2)	33,000	0
Fees for Tax Services(3)	110,000	175,000

Total	$674,000	$587,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements, accounting and reporting consultations, and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related services principally include due diligence in connection with business transactions and assistance provided regarding understanding the requirements of Section 404 of The Sarbanes-Oxley Act of 2002.

(3)	Tax services include tax compliance, tax advice and tax planning (including expatriate tax services).

Policy on Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and detailed as to the particular service or category of services, and is generally subject to a specific budget.

Required Vote; Recommendation of the Board

The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL THREE:    APPROVAL OF AMENDMENT OF 1997 STOCK PLAN

General

The Company’s stockholders are being asked to approve the amendment of the Company’s 1997 Stock Plan (the “Plan”) to increase the number of options to purchase common stock of the Company automatically granted under the Plan to non-employee directors when such individual first joins the Company’s Board of Directors (the “Board”), and the number of options automatically granted under the Plan to such non-employee directors after each annual meeting of stockholders.

The Board has approved the amendment and restatement of the Plan, subject to approval from our stockholders at the Annual Meeting. Our named executive officers and directors have an interest in this proposal.

We believe strongly that the approval of the amendment to the Plan is essential to our continued success. Stock options such as those provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals to serve on the Board. In addition, due to recent statutory and regulatory changes, directors are required to accept greater responsibility, devote more time to their service as directors, and in many instances require a specific expertise to serve. The increase in the number of options to purchase common stock of the Company automatically granted under the Plan to non-employee directors reflects the competitive market we must face to attract and retain highly competent individuals to the Board on whose judgment, initiative, leadership and continued efforts the growth and profitability of the Company depend.

Description of the Proposed Amendment to the Plan

As in effect prior to the proposed amendment, the Plan provides for an automatic initial option grant to purchase 20,000 shares of our common stock to each non-employee director upon his or her first becoming a member of the Board (the “Initial Grant”). After the initial grant, each non-employee director is automatically granted subsequent options to purchase 5,000 shares of our common stock following each annual stockholder’s meeting, if as of such date, he or she will continue to serve on our Board and has served on our Board for at least the preceding six months (the “Annual Grant”).

If the Company’s stockholders approve the proposed amendment, the number of shares subject to the Initial Grant will be increased to 50,000 and the number of shares subject to each Annual Grant will be increased to 15,000. All other terms of the Plan shall remain the same. The following table sets forth the differences between the Plan prior to the amendment and after giving effect to the amendment.

Provision	1997 Plan	Proposed Amendment to the 1997 Plan
Initial Grant for non-employee directors	20,000	50,000
Annual Grant for non-employee directors	5,000	15,000

Summary of the 1997 Stock Plan, as Amended

The following paragraphs provide a summary of the principal features of the 1997 Plan, as amended, and its operation. The following summary is qualified in its entirety by reference to the Amended and Restated 1997 Plan as set forth in Appendix C.

The Plan provides for the grant of stock options and stock purchase rights, which are referred to individually as an “Award.” Those who will be eligible for Awards under the plan include employees and consultants who provide services to the Company and or its parent or subsidiary companies. Members of the Board are also eligible to participate in the Plan. Notwithstanding the foregoing, only employees are eligible to receive incentive stock options.

As of April 16, 2004, approximately 372 employees and six non-employee directors were eligible to participate in the Plan.

Number of Shares of Common Stock Available Under the Plan. A total of 14,596,984 shares of our common stock are currently reserved for issuance under the Plan. Additionally, on the first day of each Company fiscal year, beginning in 2001, an additional number of shares of common stock is added to the Plan equal to the lesser of (i) 5,000,000 shares of common stock, (ii) 6% of the outstanding shares of our common stock at the beginning of such fiscal year, or (iii) an amount determined by the Board. As of April 16, 2004, 9,062,509 shares were subject to outstanding Awards granted under the Plan, and 5,534,475 shares remained available for any new Awards to be granted in the future. Except for automatic annual increases, we are not proposing to add additional shares for issuance under the Plan.

If an Award expires or is cancelled without having been fully exercised or vested, the unvested, expired or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the Plan. Shares that have actually been issued under the Plan will not be returned to the Plan and will not be available for future distribution under the Plan. However, shares of unvested restricted stock that we repurchase at their original purchase price will become available for future grant under the Plan.

Administration of the Plan.    A committee of at least two non-employee members of our Board administers the Plan (the “Administrator”). The members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan). Subject to the terms of the Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the Plan and outstanding Awards. The Administrator may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Administrator itself can make Awards to participants who are executive officers of the Company.

Stock Options.    A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option, but during any fiscal year of the Company, no participant may be granted options covering more than 1,500,000 shares. However, in connection with a participant’s initial employment, such participant may be granted options covering up to an additional 1,500,000 shares.

The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by incentive stock options or nonstatutory options intended to qualify as “performance based” under Section 162(m) of the Internal Revenue Code. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary companies. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options that first become exercisable by any participant during any calendar year also may not exceed $100,000.

An option granted under the Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee. In the case of incentive stock options, such term is limited to 10 years after the grant date (or 5 years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries).

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will an option be able to be exercised later than the expiration of its original term.

The exercise price of each option granted under the Plan may be paid by any of the methods included in a participant’s option agreement, which may include payment by cash (or certified bank check), promissory note, through the tender of certain shares that are already owned by the participant, consideration received under a cashless exercise program, a reduction in the amount of any Company liability to the optionee, any combination of the foregoing, or by any other consideration and method of payment to the extent permitted by applicable laws. The participant must pay any taxes the Company is required to withhold at the time of exercise.

Stock Purchase Rights.    Awards of stock purchase rights (also referred to as restricted stock) are shares that vest in accordance with the terms and conditions established by the Administrator. Stock purchase rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator will determine the purchase price to be paid for the shares, the number of shares subject to an award of stock purchase rights, and any other terms and conditions of the Award (including vesting schedule). Unless the Administrator determines otherwise, the Award agreement will grant the Company a repurchase option exercisable upon the termination of the participant’s service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will generally be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

Automatic Option Grants To Non-Employee Directors.    The Plan provides that each non-employee director will automatically be granted an Initial and Annual Grant in the manner described under the section titled “Description of the Proposed Amendment to the Plan” in this Proposal Three. No person has any discretion to select which non-employee directors will be granted automatic options or to determine the number of shares to be covered by the automatic option grants. The exercise price of automatic options granted to a non-employee director will be 100% of the fair market value per share of our common stock on the date of grant. Each Initial Grant will fully vest in equal annual installments over the four-year period from the grant date, and each Annual Grant will fully vest on the first anniversary of the grant date. In each case, the vesting of the First and Subsequent Option is subject to the optionee’s continued service as a member of our Board through each relevant vesting date. In addition, Initial and Annual Grants have a term of 10 years after the date of grant. However, if a non-employee director’s service on the Board is terminated prior to the original term of the Initial or Annual Grant, the period of exercisability of the option will vary, depending upon the reason for the termination

Changes in Capitalization.    If we experience a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other increase or decrease in the number of issued shares of common stock effected without the receipt of consideration (except for certain conversions of convertible securities), appropriate adjustments will be made to the number of shares available for issuance under the Plan, the number of shares that may be added to the Plan each year, the number shares subject to outstanding Awards and the price per share covered by each such outstanding Award, and any applicable per-person numerical share limits on Awards, as appropriate to reflect any such change.

Limited Transferability of Awards.    Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. If the Administrator makes an Award under the Plan transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Merger or Sale of Assets.    In the event of our merger with or into another corporation, or the sale of all or substantially all of our assets, each outstanding Award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). With respect to the Initial and Annual Grants to non-employee directors, such options will fully vest if, following such assumption or substitution, the individual’s status as a director of the Company or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by such individual. If there is no assumption or substitution of outstanding Awards, the Administrator will provide notice to the participant that he or she has the right to exercise his or her Award as to all of the shares subject to the Award and all restrictions on restricted stock will lapse. In such event, the Administrator will notify the participant that the Award is fully exercisable for 15 days from the date of such notice and that the Award will terminate upon expiration of such period.

Amendment and Termination of the Plan.    The Board generally may amend or terminate the Plan at any time and for any reason. Amendments will be contingent on stockholder approval if required by applicable law, stock exchange listing requirements, or if so promised by the Board. By its terms, the Plan automatically terminates in 2010.

Awards to be Granted to Certain Individuals and Groups

The number of Awards that an employee or consultant may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. To date, only stock options have been granted under the current Plan. The following table sets forth the aggregate number of shares subject to options granted to the individuals and groups indicated during the last fiscal year and the average per share exercise price of such options:

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Faraj Aalaei Chief Executive Officer	0	$—

Todd DeBonis Vice President, Worldwide Sales	115,000	8.79

William F. Mackenzie Vice President, Operations and Manufacturing	92,000	8.70

Farshad Shakib Vice President and General Manager	305,000	4.76

Darrel Slack Vice President and Chief Financial Officer	100,000	8.81

All executive officers, as a group	612,000	6.77

All directors who are not executive officers, as a group	90,000	3.91

All employees who are not executive officers, as a group	1,835,611	6.06

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options.    A participant does not recognize taxable income upon grant of a nonstatutory stock option. Upon exercise, the participant recognizes ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares is capital gain or loss.

Incentive Stock Options.    A participant does not recognize taxable income upon the grant or exercise of an incentive stock option (except for purposes of the alternative minimum tax, in which case taxation upon exercise is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price is taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally recognizes ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any further gain or loss is capital gain or loss.

Stock Purchase Rights.    A participant generally will not have taxable income at the time an Award of stock purchase rights (i.e., restricted stock) is granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to a substantial risk of forfeiture. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000, unless conditions of Section 162(m) are met.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Required Vote; Recommendation of the Board

The proposal to approve the amendment of the Company’s 1997 Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S 1997 PLAN

OTHER INFORMATION

Annual Report

Our Annual Report to Stockholders for fiscal year 2003 was sent to our stockholders together with this proxy statement. Upon written request, we will furnish, without charge, a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for our most recent fiscal year, including financial statement schedules but not including the exhibits. Please direct written requests to:

Investor Relations

Centillium Communications, Inc.

215 Fourier Avenue

Fremont, California 94539

Other Business at the Annual Meeting

The Board of Directors does not intend to present any business for action at the meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote the shares they represent as the Board of Directors may recommend.

Method and Cost of Solicitation

The cost of solicitation of proxies will be paid by Centillium. In addition to solicitation by mail, our employees, for no additional compensation, may request the return of proxies personally or in writing, by telephone, e-mail or other means. We will, on request, reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of our stock to execute proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated hereunder by posting such information on its Internet website at www.centillium.com.

Deadline for Receipt of Stockholder Proposals

Our stockholders may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2005 annual meeting. Any such stockholder proposals must be submitted in writing to the office of our Chief Financial Officer at the address set forth in the Notice of Annual Meeting immediately preceding this proxy statement, no later than January 5, 2005. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2005 proxy statement.

Alternatively, under our bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2005 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the office of our Chief Financial Officer, for the 2005 annual meeting of stockholders not less than 120 days prior to the anniversary of the date on which we first mail our proxy materials for this year’s annual meeting. For our 2005 annual meeting, this means that any such proposal or nomination will be considered untimely if submitted to us later than January 7, 2005. As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting.

By Order of the Board of Directors

Arthur F. Schneiderman Secretary

Fremont, California

May 3, 2004

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CENTILLIUM COMMUNICATIONS, INC.

Purpose:

The purpose of the Audit Committee of the Board of Directors of Centillium Communications, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived there from; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) Nasdaq Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

Responsibilities:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Meetings:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

Compensation:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Delegation of Authority:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

APPENDIX B

CHARTER OF THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS OF

CENTILLIUM COMMUNICATIONS, INC.

ADOPTED AS OF FEBRUARY 16, 2004

I.    PURPOSE OF THE COMMITTEE

The purposes of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Centillium Communications, Inc. (the “Corporation”) shall be to identify and to recommend to the Board individuals qualified to serve as directors of the Corporation; and to advise the Board with respect to the composition of the Board and Board committees.

II.    COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”) and any other applicable law, rule or regulation, and any additional requirements that the Board deems appropriate.

The chairperson of the Committee may be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.    MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that (i) no subcommittee shall consist of fewer than two members and (ii) the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A.    Board Candidates and Nominees

The Committee shall have the following specific duties and responsibilities with respect to Board candidates and nominees:

(a) To assist in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others.

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(b) To review the background and qualifications of individuals being considered as director candidates. Among the qualifications considered in the selection of candidates, the Committee shall consider the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board.

(c) To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Corporation, which recommendations shall be consistent with the criteria for selecting directors established by the Board from time to time.

(d) To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated or request the Board to consider and accept resignation if necessary.

B.    Board Composition

The Committee shall review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by Nasdaq and any other applicable law, rule or regulation.

C.    Board Committees Composition

The Committee shall, after consultation with the Chairman and Chief Executive Officer and after taking into account the experiences and expertise of individual directors, make recommendations to the Board regarding the composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

V.    INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Corporation.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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APPENDIX C

CENTILLIUM COMMUNICATIONS, INC.

AMENDED AND RESTATED 1997 STOCK PLAN

1. Purposes of the Plan. The purposes of this 1997 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Centillium Communications, Inc., a Delaware corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Inside Director” means a Director who is an Employee.

(p) “IPO Effective Date” means the date upon which the Securities and Exchange Commission declares the initial public offering of the Company’s common stock as effective.

(q) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(v) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(w) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(x) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(y) “Outside Director” means a Director who is not an Employee.

(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Plan” means this 1997 Stock Plan.

(bb) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(cc) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(dd) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ee) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ff) “Service Provider” means an Employee, Director or Consultant.

(gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(hh) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ii) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 12,500,000 Shares, plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 2001, equal to the lesser of (i) 5,000,000 shares, (ii) 6% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c) The following limitations shall apply to grants of Options:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 20 of the Plan, the amendment and restatement of the Plan shall become effective upon the IPO Effective Date. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval of the Plan in 2000, unless terminated earlier under Section 16 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option

Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Formula Option Grants to Outside Directors. Outside Directors shall be automatically granted Options each year in accordance with the following provisions:

(a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

(b) Each person who first becomes an Outside Director on or after the IPO Effective Date, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted an Option to purchase 50,000 Shares (the “First Option”) on the date he or she first becomes an Outside Director; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(c) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (a “Subsequent Option”) following each annual meeting of the stockholders of the Company, except in the case of the first such annual meeting after the IPO Effective Date if such annual meeting is held within six (6) months of the IPO Effective Date, if as of such date, he or she shall continue to serve on the Board and shall have served on the Board for at least the preceding six (6) months.

(d) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 20 hereof.

(e) The terms of each First Option granted pursuant to this Section shall be as follows:

(i) the term of the First Option shall be ten (10) years.

(ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

(iii) the First Option shall vest as to 25% of the Shares on each of the first, second, third and fourth anniversary of its date of grant provided that the Optionee continues to serve as a Director as of each such date.

(f) The terms of each Subsequent Option granted pursuant to this Section shall be as follows:

(i) the term of the Subsequent Option shall be ten (10) years.

(ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(iii) the Subsequent Option shall vest as to 100% of the Shares on the first anniversary of its date of grant provided that the Optionee continues to serve as a Director on as of such date.

14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to Section 13 that are assumed or substituted for, if following such assumption or substitution the Optionee’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

17. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

PROXY	PROXY

CENTILLIUM COMMUNICATIONS

ANNUAL MEETING OF STOCKHOLDERS

June 11, 2004

2:00 p.m. Pacific Time

The undersigned hereby appoints Darrel Slack to act as proxy for the undersigned, and to vote all shares of Common Stock of Centillium Communications, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on June 11, 2004, at 2:00 p.m. Pacific Time, at the Company’s headquarters, 215 Fourier Avenue, Fremont, CA 94539 and at any and all adjournments or postponements thereof as set forth on the reverse side.

THIS PROXY IS SOLICITED BY

THE BOARD OF DIRECTORS OF CENTILLIUM COMMUNICATIONS, INC.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH OF THE PROPOSALS PRESENTED.

(Continued, and to be marked, dated and signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. The election as directors of all nominees listed (except as marked to the contrary below).			2. The ratification of the appointment of Ernst & Young LLP as independent auditors of Centillium Communications, Inc. for the year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

01 Irwin Federman 02 Robert C. Hawk	FOR ☐	WITHHOLD FOR ALL ☐	3. The approval of the amendment of the Company’s 1997 Stock Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on the line provided below.

This proxy is revocable and will be voted as directed. If no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by Darrel Slack in his best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.			The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy statement dated May 3, 2004 and of the Annual Report to Stockholders.

Signature	Signature	Date	, 2004

NOTE: Please sign as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Ù FOLD AND DETACH HERE Ù